UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
April 27, 2021
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Depositary Shares Each Representing a 1/4,000 Interest in a Share of Fixed-to- Floating Rate Non-Cumulative Perpetual Preferred Stock, Series P	PNC P	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
An annual meeting of shareholders of The PNC Financial Services Group, Inc. (“PNC”) was held on April 27, 2021 for the purpose of considering and acting upon the following matters:

(1)    The election of the 13 director nominees named in PNC's proxy statement to serve until the next annual meeting and until their successors are elected and qualified;

(2)    The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as PNC’s independent registered public accounting firm for 2021;

(3)    An advisory vote to approve the compensation of PNC's named executive officers; and

(4)    A shareholder proposal regarding a report on risk management and the nuclear weapons industry.

The final voting results for each proposal, as certified by the judge of election for the annual meeting, are described below. Fractional shares have been rounded as appropriate. For beneficial owners holding PNC shares at a bank or brokerage institution, a “broker non- vote” occurred if the owner failed to give voting instructions and the bank or broker was restricted from voting on the owner’s behalf under New York Stock Exchange rules.

(1)    The 13 director nominees named in PNC's proxy statement were elected.

Nominee	For	%	Against	%	Abstain	Broker Non-Votes
Joseph Alvarado	335,072,311	99.20%	2,686,004	0.80%	2,172,684	34,770,252
Charles E. Bunch	309,065,295	91.52%	28,634,996	8.48%	2,230,708	34,770,252
Debra A. Cafaro	334,664,013	99.08%	3,114,859	0.92%	2,152,127	34,770,252
Marjorie Rodgers Cheshire	335,348,275	99.28%	2,427,650	0.72%	2,155,074	34,770,252
David L. Cohen	335,555,306	99.39%	2,067,394	0.61%	2,308,299	34,770,252
William S. Demchak	325,768,900	96.55%	11,637,249	3.45%	2,524,850	34,770,252
Andrew T. Feldstein	328,365,275	98.57%	4,749,599	1.43%	6,816,125	34,770,252
Richard J. Harshman	334,732,546	99.13%	2,933,069	0.87%	2,265,384	34,770,252
Daniel R. Hesse	336,769,510	99.73%	918,708	0.27%	2,242,781	34,770,252
Linda R. Medler	336,715,630	99.67%	1,098,995	0.33%	2,116,374	34,770,252
Martin Pfinsgraff	336,736,622	99.73%	926,789	0.27%	2,267,588	34,770,252
Toni Townes-Whitley	334,834,830	99.14%	2,908,814	0.86%	2,187,355	34,770,252
Michael J. Ward	334,303,059	99.00%	3,383,602	1.00%	2,244,338	34,770,252

(2)    The Audit Committee’s selection of PricewaterhouseCoopers LLP as PNC’s independent registered public accounting firm for 2021 was ratified.

For	%	Against	%	Abstain	Broker Non-Votes
369,176,842	99.06%	3,494,388	0.94%	2,030,021	0

(3)    The compensation of PNC's named executive officers was approved on an advisory basis.

For	%	Against	%	Abstain	Broker Non-Votes
320,830,158	95.25%	16,000,092	4.75%	3,100,749	34,770,252

(4)    The shareholder proposal regarding a report on risk management and the nuclear weapons industry was not approved.

For	%	Against	%	Abstain	Broker Non-Votes
26,540,293	7.95%	307,230,915	92.05%	6,159,791	34,770,252

With respect to all of the preceding matters, holders of PNC common stock and voting preferred stock voted together as a single class. As of January 29, 2021, the record date for the annual meeting, there were 423,964,701 possible votes. The table below sets forth, as of January 29, 2021, the number of shares of each class or series of stock that were issued and outstanding and entitled to vote, the number of votes per share, and the aggregate voting power of each class or series. The number of votes per share reflected below for the voting preferred stock is equal to the number of full shares of PNC common stock that can be acquired upon conversion of one share of voting preferred stock.

Title of Class or Series	Number of Shares Entitled to Vote	Votes Per Share	Aggregate Voting Power
Common Stock	423,960,165	1	423,960,165
$1.80 Cumulative Convertible Preferred Stock - Series B	567	8	4,536

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	April 30, 2021	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller